Ed Barry Chief Executive Officer Scot Browning Alan Jackson President Chief Financial Officer KBW Community Bank Investor Conference July 30, 2019 1

Forward Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statement based on management’s current expectations and beliefs concerning future developments and their potential effects on Capital Bancorp, Inc. (the “Company” or “Capital”) including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, and shareholder value creation.  These statements are often, but not always, made through the use of words or phrases such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” "projects", "can", "ongoing", “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words.  Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Capital or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. Accordingly, you are cautioned not to place undue reliance on forward-looking statements and that any such forward- looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the expected results expressed or implied by such forward-looking statements.  Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2018 Annual Report on Form 10-K of Capital Bancorp, Inc. filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov).  Unless otherwise required by law, Capital also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this presentation. Except as otherwise indicated, this presentation speaks as of the date hereof.  The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Capital after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources.  The Company believes that such information is accurate and that the sources from which it has been obtained are reliable.  Capital cannot guarantee the accuracy of such information, however, and has not independently verified such information. While Capital is not aware of any misstatements regarding the industry data presented in this presentation, Capital's estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Capital believes that its internal research is reliable, even though such research has not been verified by independent sources. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. These non-GAAP financial measures should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. See the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures. 2

Table of Contents Page I. Introduction to Capital Bancorp (CBNK) 4 II. Investment Opportunity 5 A. Market Dynamics 6 B. Experienced Management Team 7 C. Delivering Consistent Performance 9 D. Innovation Driven, Fee Based Businesses 20 E. Building Earnings Momentum 25 III. Appendix - Non-GAAP Reconciliations 27 3

Capital Bancorp, Inc. (NASDAQ - CBNK) Franchise Highlights Footprint Corporate Headquarters - Rockville, MD Unaudited Quarter Balance Sheet ($M, except per share amounts) 6/30/2019 Result Assets $ 1,234 10% QoQ Loans 1,056 5% QoQ Deposits 1,037 7% QoQ Quarterly Financial Performance Earnings per Share, Diluted $ 0.29 21% QoQ ROAA 1.39% 14% QoQ ROATCE 13.23% 16% QoQ Tangible Book Value per Share $ 8.97 4% QoQ Efficiency Ratio 72.18% 390 bps Net Interest Margin 5.79% 33 bps Corporate Timeline 4

Investment Opportunity • The Washington, D.C. and Baltimore, MD MSAs make up one of the largest Operate in and wealthiest regions in the U.S. Exceptional • Consolidation creates new opportunities for customer and talent acquisition Markets • Market insulated from economic downturns by federal government presence Entrepreneurial • Experts in their fields combining large and community bank skills Management • Capabilities in data, analytics, marketing and technology Team • Significant board and management ownership • Profitability has consistently exceeded community banking peers Consistently High • Entrepreneurial culture with a disciplined strategic approach Performing • Strong organic balance sheet growth Community Bank • Superior asset quality Innovation • Secured credit card and mortgage divisions drive high fee income Driven, Fee Based • Proprietary technology and analytics Businesses • Digital enabled marketing • Significant investments in core deposit generation and commercial sales Building Earnings force Momentum • Scalable OpenSky® infrastructure with processor conversion (Q4 2017) and investment in analytics 5

Exceptional Markets Median Household Income by County ($000) Washington, D.C. – Baltimore, MD Market • Recent M&A in market creating disruptions 128 124 and creating opportunities to acquire talent 108 and customers 83 • Total population of more than 9.1 million 63 • Includes the four wealthiest counties in the U.S. (as measured by median HH income) • Combined GDP of $722 billion (would rank U.S. Washington, D.C. Montgomery, MD Howard, MD Fairfax, MD 3rd nationally among U.S. MSAs) • Washington D.C. MSA added 60,700 jobs Growth of Capital Bank Cities of Operation(2) between Oct 2017 and Oct 2018(1) Pop. Growth 2010-Current Est. Pop. Growth Next Five Years • Approximately 45% of the combined population of the Washington, DC and 12% 5% Baltimore, MD MSAs has a college degree(3) 4% 7% • Home to 15 companies from the 2017 Fortune 500 list and 5 of the U.S.’s largest 100 private companies, including the most recent announcement of Amazon's HQ2 • Significant opportunity to take market share U.S. Capital U.S. Capital from large, out of market players: Top 6 banks in both Washington, D.C. and Baltimore, MD MSAs are $50B+ institutions Source: S&P Global Market Intelligence, Bureau of Labor Statistics and GMU Center for Regional Analysis. (1) Data is not seasonally adjusted. (2) Represents aggregate population growth of Capital’s cities of operation. Cities of operation defined as cities where the Company has a full service branch location. 6 (3) Determined as the percentage of the population with a bachelor’s degree or higher.

Experienced Management Team Joined Capital Bank as Chief Executive Officer in 2012 Prior to joining Capital Bank, Mr. Barry held senior positions at Capital One Bank, Bank of Edward F. Barry America, and E&Y/Capgemini where he held a variety of roles primarily focusing on Chief Executive Officer marketing, data, analytics and strategy Recognized in 2017 as E&Y’s Entrepreneur of the Year, Mid-Atlantic Region(1) Joined Capital Bank as President in 2002 Currently oversees the commercial lending department, which has grown from $13.7 Scot R. Browning million to over $850.2 million in funded loans during his tenure President 30 years of banking experience primarily in commercial lending Prior leadership roles with United Bank, F&M Bank Allegiance and Century National Bank Joined Capital Bank as Chief Financial Officer in 2017 Mr. Jackson has more than 30 years of financial services experience including previously Alan W. Jackson serving as CFO of two publicly traded banks Chief Financial Officer Prior to joining Capital Bank, Mr. Jackson was a Senior Managing Director with FinPro and spent 5 years with Banker’s Dashboard & S&P Global Market Intelligence Joined Capital Bank as Chief Operating Officer in 2018 Prior to joining Capital Bank, Mr. Dicker spent 16 years with Capital One Bank rising to Karl Dicker Senior Vice President where he led Treasury Management Strategy, Marketing & Chief Operating Officer Analytics and served as Head of Enterprise Payments Key experience also includes core system and CRM implementations, sales enablement, banking innovation, data and analytics (1) Financial Services category. 7

Experienced Management Team Joined Capital Bank in 2013 Nick Bryan Mr. Bryan leads the OpenSky® credit card business line for Capital Bank and manages Chief Marketing Officer the Bank’s data analytics platforms GM – OpenSky® Prior to Capital Bank, Mr. Bryan spent eight years with Capital One Bank in marketing, operations and corporate finance and began his career at Donaldson, Lufkin & Jenrette Joined Capital Bank in 2002 Kathy M. Curtis Day to day responsibilities include all aspects of enterprise risk management including Chief Risk/Compliance Bank Secrecy Act compliance, information security, and regulatory compliance Officer Prior to Capital Bank, Ms. Curtis spent 16 years at Century National Bank until its acquisition by United Bank in 2001 Joined Capital Bank in 2010 Ms. Yamada is responsible for the credit administration function including credit policy, Kathy Yamada loan approval process, loan quality, portfolio risk management and special assets Chief Credit Officer Prior to Capital Bank, Ms. Yamada spent more than 20 years at Equitable Bank managing its loan origination and credit administration functions Joined Capital Bank in 2012 Eric M. Suss Nearly 20 years of experience in human resources and talent recruitment Chief Human Resources Officer Prior to Capital Bank, Mr. Suss spent nearly 10 years in human resources with CPA Global, a leading international provider of outsourced intellectual property solutions 8

Unique Strategy Consistently Drives Performance Disciplined Business Strategy Total Assets ($M) • Deliver premium, advice-based CAGR: 18% solutions to our customers $1,234 $1,105 $1,026 • Leverage technology to differentiate products and $906 services $743 $619 • Instill a sales-focused, $489 entrepreneurial culture 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q2 9

Diversified Lines of Business Commercial OpenSky® Secured Residential Mortgage Banking Credit Card Origination • Approximately $1.2 billion of • $40.1 million loan portfolio • 3.40% QTD GOS margin assets • Credit related consumer • 79.1% purchase volume • Provide sophisticated advice product secured by deposits and exceptional client service • High yield plus fee income and • MD, VA and DC comprise 77% • Target customers with complex significant NIB deposits of origination volume financial needs • Differentiated consumer • Recent hires focused on • Loan officers are trusted business line purchased money originations advisors to their clients • Originated nationwide through and niche products • Service level proven by digital channels significantly greater than peer • Proprietary web/mobile loan yield origination platform Loans Held for Investment ($M) Number of Cards Outstanding (000s) Mortgage Volume ($M) & Gain on Sale $1,056 $1,000 211.4 $853.7 3.40% $887 $754.9 170.0 2.76% $763 149.2 $639 2.21% $435.8 96.4 1.91% $335.3 63.4 1.58% $217.0 2015Y 2016Y 2017Y 2018Y 2019Q2 2015Y 2016Y 2017Y 2018Y 2019Q2 2015Y 2016Y 2017Y 2018Y 2019Q2 10

Leveraging the Power of Technology • In-house development team ® Internally • Apollo customer acquisition system developed for OpenSky provides automated work flows for digital account applications processes Developed Technology • In-house staff participates in business development calls and designs bespoke Solutions technology solutions for customers to enhance their operational efficiency • Proprietary data warehouse built to run analytics and identify opportunities • OpenSky®: ◦ Proprietary customer behavior scoring (B-Score) Proprietary ◦ Algorithmic, selective credit line increases (CLIP program) Business Analytics ◦ Net present value driven models drive product and marketing decisions • Internally developed commercial credit stress testing that tracks micro market performance • Social media driven OpenSky® and mortgage marketing programs • User-friendly OpenSky® mobile application; 81% of applications are submitted on Web and Mobile mobile devices using a digital platform Enabled • Online marketing campaigns are closely tracked and analyzed to assess efficacy and Platforms ensure commercial effectiveness • QuickClose digital mortgage platform launched in fourth quarter 2018 11

Consistently High Performing ROAA (%) vs. Peer ROATCE (%) vs. Peer 1.39% 1.22% 1.22% 1.17% 14.41% 14.75% 1.10% 1.13% 13.94% 13.94% 1.02% 13.23% 11.39% 0.50% 0.80% 0.83% 10.97% 8.72% 8.78% 0.65% 7.13% 9.29% 2015Y 2016Y 2017Y 2018Y 20191Q 20192Q 2015Y 2016Y 2017Y 2018Y 20191Q 20192Q ROAA ROAA, as Adjusted (1) Peer Median (2) ROATCE ROATCE, as Adjusted (1) Peer Median (2) Note: 2019 is YTD data as of 6/30/19. 2013 data excludes the impact of bargain purchase gains. 2017 earnings impacted by $2.3 million of pre-tax, one-time data processing conversion costs, $2.4 million of pre-tax, non-recurring forgone interest and fees and a $1.4 million deferred tax asset revaluation (1) ROAA, as Adjusted and ROATCE, as Adjusted are non-GAAP measures and exclude $4.2 million of non-recurring charges and lost revenue. Please refer to the non-GAAP schedules 12 included in the Appendix to this presentation for a reconciliation of this measure. (2) Peer group consists of major exchange traded (“MET”) banks with most recent quarter assets less than $2.0 billion. Peer data per S&P Global Market Intelligence.

Loan Portfolio Total Loans HFI ($M) Loan Composition CAGR: 19% $1,056 $1,000 Construction: 16% $887 $763 Residential Non-Owner $639 R.E.: 40% Occupied CRE: 14% $506 $408 Owner Occupied CRE: 14% Credit Card: 4% Commercial & Industrial: 12% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q2 • Owner-occupied CRE loans make up approximately 49% of total commercial real estate loans • Residential real estate loans consist primarily of investment 1-4 family property (rentals) • Strong underwriting standards • Regular portfolio stress testing includes analyzing the construction portfolio for declines in property values 13

Balanced Loan Portfolio Fixed vs. Floating Rate Loan Mix Yield on Loans Adjustable: 22.0% 7.49% 7.16% 6.45% 6.44% Fixed: 38.0% 6.18% 5.96% 5.78% 5.76% 5.57% 5.76% 4.86% 4.79% 4.62% 4.66% Variable: 40.0% 2015Y 2016Y 2017Y 2018Y 2019Q2 Adjustable Variable Fixed Loan Yield ex Card Loan Yield Peer Median (2) • Short duration loan portfolio well positioned for current interest rate environment ◦ 21% of the loan portfolio re-prices within three months and 38% re-prices within one year(1) • Excluding credit card portfolio, loan yield has averaged more than a 100bps premium to local peers since 2015 Data as of 6/30/19. (1) Data excludes loans held for sale. (2) Peer group consists of: EGBN, SASR, OLBK, ANCX, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence. 14

Deposit Portfolio Composition Core Deposit Momentum Deposit Portfolio Composition ($1,037M) • Recruiting deposit sales teams, including fiduciary Time Deposits > salespeople, from recently acquired competitors $100K: 22.2% Noninterest driving core deposit growth Bearing: 27.0% • Customizing solutions for clients, including fiduciary and non-profit organizations, to generate low-cost Time Deposits < business deposit accounts $100K: 4.5% Savings: 0.3% • Selectively adding full service branches to support areas with high customer concentration NOW: 12.5% • OpenSky® provides a unique channel for generating zero interest deposits Money Market: 33.5% Non-time Deposit Growth ($M) Cost of Deposits CAGR: 19% 1.38% 1.36% $760 $680 1.08% $588 $686 $620 $482 0.76% $534 0.68% $400 0.59% 0.79% $443 $372 0.52% 0.45% 0.49% 2015Y 2016Y 2017Y 2018Y 2019Q2 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 Other Non-time Deposits Credit Card Deposits Cost of Deposits Peer Median (1) Data as of 6/30/19. YTD cost of deposit data is annualized. CAGR measured from 12/31/15 through 6/30/19. (1) Peer group consists of: EGBN, SASR, OLBK, ANCX, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence. 15

Delivering Superior Net Interest Margin Net Interest Margin(2) 5.59% 5.79% • Deliver real, advice-based solutions to 5.37% 5.46% 5.02% 5.18% customers’ complex credit needs vs. acting as the low-cost provider (largely avoid bid 4.01% situations) 3.73% 3.72% 3.68% • Specifically target customers with complex credit needs 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 Net Interest Margin Peer Median (1) ® Net Interest Margin, excluding Credit Card Loans • Net interest margin is enhanced by OpenSky card returns and deposit contribution 4.60% 4.53% 4.31% 4.28% 4.30% 4.37% • Consistently collect loan fees 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 Note: Static GAP Analysis reflects change in net interest income under a parallel rate shock analysis. (1) Peer group consists of: EGBN, SASR, OLBK, ANCX, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence. (2) 2017Y represents Net Interest Margin, as Adjusted and is a non-GAAP measure adjusted for the impact of non-recurring foregone interest and fees related to the OpenSky® data 16 processing conversion. Please refer to the non-GAAP schedules included in the Appendix to this presentation for a reconciliation of this measure.

Efficiency Ratio Efficiency Ratio(1) 73.9% 73.9% 71.6% 73.2% 72.2% 70.0% 70.0% 68.6% 6.1% 66.1% 65.0% 63.6% 62.0% 58.2% 59.3% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q2 Efficiency Ratio Peer Median (2) Recent investments should have a positive long-term impact on efficiency: ◦ Credit card data processing conversion has elevated expenses but positioned the business line for the long-term ◦ Hired significant deposit gathering business development officers since the beginning of 2017 to support core funding growth ◦ Reston, VA and Columbia, MD branch locations opened in Q2 2017 and Q2 2018, respectively YTD data is as of June 30, 2019. Efficiency ratio is a non-GAAP measure. Please refer to the non-GAAP schedules included in the Appendix to this presentation for a reconciliation of this measure. (1) 2017Y includes Efficiency Ratio, as Adjusted and is a non-GAAP measure adjusted for the impact of $2.4M of non-recurring foregone interest and fees and $2.3 million of non-recurring data processing expenses related to the OpenSky data processing conversion. Please refer to the non-GAAP schedules included in the Appendix for a reconciliation of this measure. 17 (2) Peer group consists of: EGBN, SASR, OLBK, ANCX, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence.

Superior Asset Quality Metrics Nonperforming Loans ($M) Nonperforming Assets / Assets 1.58% Residential Real Construction: $2.1 1.10% Estate: $2.2 0.80% $0 nonaccrual or 0.90% 0.57% 90+ day past due 0.51% 0.54% 0.68% 0.44% construction loans 0.63% 0.59% 0.44% Commercial and 0.29% Industrial: $1.0 Commercial Real Estate: $1.5 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q2 NPAs /Assets Peer Median (2) Commercial Real Estate NCOs(1) Net Charge-offs / Average Loans 0.13% 0.33% 0.09% 0.08% 0.07% 0.06% 0.05% 0.05% 0.15% 0.03% 0.10% 0.02% 0.09% 0.09% 0.01% 0.07% —% —% 0.04% (0.01)% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q2 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q2 CRE NCOs / Avg CRE Loans Peer Average (2) 2019 Nonperforming YTD data as of 6/30/19. QTD net charge-off data is annualized. (1) Commercial RE includes all construction and commercial real estate loans. Average commercial real estate loans based upon 2 period averages. (2) Peer group consists of: EGBN, SASR, OLBK, ANCX, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence. 18

Commercial Real Estate ("CRE") Concentration Levels CRE / Total Risk Based Capital ("RBC") Breakdown 330% 330% 281% 189% 228% 162% 141% 102% 119% Peer Average Capital Bank, N.A. Capital Bancorp, Inc. Construction / RBC Non-Owner Occupied CRE / RBC • Construction lending is a historical core competency focused on single family homes and individual condo and townhouse conversions to established builders • Loan to value limits of 75% for investor and 80% for owner-occupied construction lending • Construction loans provide a short-duration, high-yield asset class, plus loan fee income, which supports asset sensitivity • Deep expertise in CRE and real estate development at the Board level (1) Source: S&P Global Market Intelligence. Data as of 3/31/19. Peer group consists of: EGBN, SASR, OLBK, ANCX, SONA, JMSB, HBMD, TCFC and FVCB. Represents bank-level regulatory data.. 19

Diversified Revenue Model Net Revenue ($M)(1) CAGR: 17% $83.3 $74.3 $66.4 $63.2 $48.6 $41.2 $35.5 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019 YTD Noninterest Income to Net Revenue(1) OpenSky & Church Street Mortgage contribute to fee income levels in excess of peer median 32.40% 30.70% 28.70% 27.80% 24.26% 22.80% 22.10% 11.10% 9.70% 9.60% 9.00% 9.00% 9.00% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019 YTD Capital Bank Peer Median (2) YTD amounts are as of June 30, 2019 and shown on an annualized basis. (1) 2017Y data is based on Adjusted Revenue which is a non-GAAP measure adjusted for the impact of $2.4 million of non-recurring foregone interest and fees related to the OpenSky® data processing conversion. Please refer to the non-GAAP schedules included in the Appendix to this presentation for a reconciliation of this measure. 20 (2) Peer group consists of: EGBN, SASR, OLBK, ANCX, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence.

OpenSky® Secured Credit Card Division Customer Demographics Number of Outstanding Accounts (000s) ◦ Underserved by traditional credit CAGR: 44% products 211.4 ◦ Poor or nonexistent credit history 170.0 ◦ Nationwide customer base 149.2 ◦ Minimum initial deposit of $200 and 96.4 maximum initial deposit of $3,000 per card and $5,000 per individual 63.4 38.9 Value Proposition 28.3 ◦ Help customers repair or create acceptable credit history 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q2 Credit Card Loans & Deposits ($M) ◦ Functions as a traditional VISA credit card Loan CAGR: 36% Technology driven Deposit CAGR: 35% ◦ Nationwide web and mobile platform – $73.7 $60.0 81% of applications are submitted on $53.6 mobile devices using adaptive digital $39.1 $40.1 platform $27.8 $34.7 $18.4 $31.5 $14.1 $20.4 ◦ Perform proprietary analytics on $13.8 $7.4 $9.6 customer base to monitor and innovate 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q2 the portfolio Loans Collateral Deposits Data as of 6/30/19. CAGRs measured from 12/31/13 through 6/30/19. 21

Capital Bank Home Loan Division Purchase vs. Re-finance Volume & GOS Margin • Right-sized mortgage division in conjunction with Federal Reserve rate hikes and in $2.9B $0.4B $0.3B $0.2B anticipation of a reduction in industry-wide re-finance volume 3.4% 77.6% 47.5% 20.6% 20.9% • Production hires since the beginning of 2017 focused on niche products and 2.8% purchase originations 2.2% • MD, VA and Washington, D.C. represent 77% of origination volume within our primary market areas 1.5% • National technology-enabled consumer 79.4% 79.1% direct marketing efforts, including social media campaigns 52.5% • Right sizing of business model has led to 22.4% profitability across the entire cycle 2013Y - 2016Y 2017Y 2018Y 2019Q2 Purchase Volume Re-finance Volume GOS Margin 22

Consistent Performance Loans ($M) Assets ($M) $1,056 $1,234 $1,008 $1,000 $1,124 $1,105 $955 $1,068 $1,073 $921 Jun 2018 Sep 2018 Dec 2018 Mar 2019 Jun 2019 Jun 2018 Sep 2018 Dec 2018 Mar 2019 Jun 2019 Deposits ($M) Equity ($M) $123 $119 $115 $1,037 $107 $968 $955 $938 $87 $911 Jun 2018 Sep 2018 Dec 2018 Mar 2019 Jun 2019 Jun 2018 Sep 2018 Dec 2018 Mar 2019 Jun 2019 23

Consistent Performance Net Interest Margin Efficiency Ratio 5.79% 5.53% 5.56% 5.46% 5.46% 74.20% 76.08% 73.64% 71.34% 72.18% Jun 2018 Sep 2018 Dec 2018 Mar 2019 Jun 2019 Jun 2018 Sep 2018 Dec 2018 Mar 2019 Jun 2019 Return on Average Assets Return on Average Tangible Common Equity 1.39% 1.27% 1.22% 1.19% 1.22% 14.77% 13.69% 13.23% 12.26% 11.39% Jun 2018 Sep 2018 Dec 2018 Mar 2019 Jun 2019 Jun 2018 Sep 2018 Dec 2018 Mar 2019 Jun 2019 24

Building Earnings Momentum Earnings per Share (EPS) Growth Tangible Book Value per Share (TBV) Growth Capital CAGR: 9.4%(1) Capital CAGR: 13.2%(2) Peer CAGR: 5.6% Peer CAGR: 7.2% $8.97 $1.02 $8.38 $0.99 $0.84 $6.94 $0.85 $6.35 $0.74 $0.80 $5.83 $0.69 $0.76 $6.35 $0.65 $0.72 $5.25 $6.02 $0.68 $5.61 $0.65 $0.62 $4.53 $5.22 $4.87 $4.53 $0.29 $0.24 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q2 EPS, diluted EPS, as Adjusted(3) Indexed Peer Growth TBV per Share (3) Indexed Peer Growth Peer group consists of: EGBN, SASR, OLBK, ANCX, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence. Note: 2013 earnings per share for Capital excludes bargain purchase gains. YTD data is as of June 30, 2019. (1) Based on EPS, as adjusted for 2017. CAGR represents the period from 2013 through 6/30/2019. 25 (2) EPS, as Adjusted is a non-GAAP measure and excludes $4.2 million of non-recurring charges and lost revenue. (3) Tangible book value per share and EPS, as Adjusted are non-GAAP measures. Refer to the non-GAAP schedules included in the Appendix for a reconciliation of these measures.

Conclusions • Operate in Premier Markets • Entrepreneurial Management Team • Consistently High Performing Community Bank • Innovation Driven, Fee Based Businesses • Building Earnings Momentum 26

Appendix 27

ROATCE Reconciliation “Return on average tangible common equity” is a non-GAAP measure defined as net income, less bargain purchase gain (net of taxes), plus the amortization of intangible assets (net of taxes) divided by average total equity net of average intangible assets. Return on Average Tangible Common Equity Dollars in Thousands Year Ended December 31, Quarter Ended Year to Date 2013 2014 2015 2016 2017 2018 June 30, 2019 June 30, 2019 Net Income $ 6,857 $ 6,793 $ 7,492 $ 9,441 $ 7,109 $ 12,767 $ 4,023 $ 7,342 Less: Bargain Purchase Gain, net of taxes (1,076) — — — — — — — Add: Intangible Asset Amortization, net of taxes 33 20 14 10 — — — — Net Income Excluding Intangible Amortization and Bargain Purchase Gain, net, as Adjusted $ 5,814 $ 6,813 $ 7,506 $ 9,451 $ 7,109 $ 12,767 $ 4,023 $ 7,342 Average Total Equity 36,965 45,775 53,883 65,590 76,543 91,590 121,934 120,041 Less: Average Preferred Equity — — — — — — — — Less: Average Intangible Assets (84) (53) (26) (8) — — — — Average Tangible Common Equity $ 36,881 $ 45,722 $ 53,857 $ 65,582 $ 76,543 $ 91,590 $ 121,934 $ 120,041 Return on Average Tangible Common Equity 15.76% 14.90% 13.94% 14.41% 9.29% 13.94% 13.23% 12.33% 28

ROATCE, as Adjusted Reconciliation “Return on average tangible common equity, as adjusted” is a non-GAAP measure defined as net income, less bargain purchase gain (net of taxes), plus non-recurring foregone interest and fees, plus non-recurring data processing expenses, plus non-recurring deferred tax revaluation, less the tax impact of conversion-related items, plus the amortization of intangible assets (net of taxes), divided by average total equity, net of average intangible assets. Return on Average Tangible Common Equity, as Adjusted Dollars in Thousands Year Ended December 31, Quarter Ended Year to Date 2013 2014 2015 2016 2017 2018 June 30, 2019 June 30, 2019 Net Income $ 6,857 $ 6,793 $ 7,492 $ 9,441 $ 7,109 $ 12,767 $ 4,023 $ 7,342 Less: Bargain Purchase Gain, net of taxes (1,076) — — — — — — — Add: Non-recurring foregone interest and fees — — — — 2370 — — — Add Non-recurring data processing expenses — — — — 2,275 — — — Add: Non-recurring deferred tax revaluation — — — — 1,386 — — — Less: Tax impact of conversion related items — — — — (1,847) — — — Net Income, as Adjusted $ 5,781 $ 6,793 $ 7,492 $ 9,441 $ 11,293 $ 12,767 $ 4,023 $ 7,342 Add: Intangible asset amortization, net of taxes 33 20 14 10 — — — — Net Income Excluding Intangible Amortization and Bargain Purchase Gain, net, as Adjusted $ 5,814 $ 6,813 $ 7,506 $ 9,451 $ 11,293 $ 12,767 $ 4,023 $ 7,342 Average Total Equity $ 36,965 $ 45,775 $ 53,883 $ 65,590 $ 76,543 $ 91,590 $ 121,934 $ 120,041 Less: Average Preferred Equity — — — — — — — — Less: Average Intangible Assets (84) (53) (26) (8) — — — — Average Tangible Common Equity $ 36,881 $ 45,722 $ 53,857 $ 65,582 $ 76,543 $ 91,590 $ 121,934 $ 120,041 Return on Average Tangible Common Equity, as Adjusted 15.76% 14.90% 13.94% 14.41% 14.75% 13.94% 13.23% 12.33% 29

ROAA, as Adjusted Reconciliation “Return on average assets, as adjusted” is a non-GAAP measure defined as net income, less bargain purchase gain (net of taxes), plus non-recurring foregone interest and fees, plus non- recurring data processing expenses, plus non-recurring deferred tax revaluation, less the tax impact of conversion-related items, divided by average total assets. Return on Average Assets, as Adjusted Dollars in Thousands Year Ended December 31, Quarter Ended Year to Date 2013 2014 2015 2016 2017 2018 June 30, 2019 June 30, 2019 Net Income $ 6,857 $ 6,793 $ 7,492 $ 9,441 $ 7,109 $ 12,767 $ 4,023 $ 7,342 Less: Bargain Purchase Gain, net of taxes (1,076) — — — — — — — Add: Non-recurring foregone interest and fees — — — — 2370 — — — Add Non-recurring data processing expenses — — — — 2275 — — — Add: Non-recurring deferred tax revaluation — — — — 1386 — — — Less: Tax impact of conversion related items — — — — (1,847) — — — Net Income, as Adjusted $ 5,781 $ 6,793 $ 7,492 $ 9,441 $ 11,293 $ 12,767 $ 4,023 $ 7,342 Average Total Assets $ 471,400 $ 541,934 $ 679,595 $ 832,619 $ 964,946 $ 1,045,732 $ 1,163,317 $ 1,135,797 Return on Average Assets, as Adjusted 1.23% 1.25% 1.10% 1.13% 1.17% 1.22% 1.39% 1.30% 30

Net Interest Margin, as Adjusted Reconciliation “Net interest margin, as adjusted” is a non-GAAP measure defined as net interest income, plus non- recurring foregone interest and fees, divided by average interest earning assets. Net Interest Margin, as Adjusted Dollars in Thousands Year Ended December 31, Quarter Ended Year to Date 2013 2014 2015 2016 2017 2018 June 30, 2019 June 30, 2019 Net Interest Income $ 25,327 $ 29,717 $ 33,676 $ 42,759 $ 48,911 $ 57,888 $ 16,531 $ 31,275 Add: Non-recurring foregone interest and fees — — — — 2,370 — — — Net Interest Income, as Adjusted $ 25,327 $ 29,717 $ 33,676 $ 42,759 $ 51,281 $ 57,888 $ 16,531 $ 31,275 Average interest earning assets $ 467,772 $ 531,505 $ 671,275 $ 825,676 $ 955,479 $ 1,035,731 $ 1,146,084 $ 1,121,085 Net Interest Margin, as Adjusted 5.41% 5.59% 5.02% 5.18% 5.37% 5.59% 5.79% 5.63% 31

Adjusted Revenue & Noninterest Income to Adjusted Revenue Reconciliation Net revenue for 2017 has been adjusted to exclude the impact of non-recurring foregone interest and fees and as such is considered a non-GAAP measure. Adjusted Revenue and Noninterest Income to Adjusted Revenue Dollars in Thousands Year Ended December 31, Quarter Ended Year to Date 2013 2014 2015 2016 2017 2018 June 30, 2019 June 30, 2019 Noninterest Income $ 10,171 $ 11,442 $ 14,929 $ 20,473 $ 15,149 $ 16,124 $ 5,927 $ 10,019 Net Interest Income 25,327 29,717 33,676 42,759 48,911 57,888 16,531 31,275 Add: Noninterest Income 10,171 11,442 14,929 20,473 15,149 16,124 5,927 10,019 Add: Non-recurring foregone interest and fees — — — — 2,370 — — — Adjusted Revenue $ 35,498 $ 41,159 $ 48,605 $ 63,232 $ 66,430 $ 74,012 $ 22,459 $ 41,294 Noninterest Income to Adjusted Revenue 28.65% 27.80% 30.71% 32.38% 22.80% 21.70% 26.39% 24.26% 32

Efficiency Ratio, as Adjusted Reconciliation “Efficiency ratio, as adjusted” is a non-GAAP measure defined as total noninterest expense less non- recurring data processing expenses, divided by the sum of net interest income, noninterest income and non-recurring foregone interest and fees. Efficiency Ratio, as Adjusted Dollars in Thousands Year Ended December 31, Quarter Ended Year to Date 2013 2014 2015 2016 2017 2018 June 30, 2019 June 30, 2019 Noninterest Expense $ 24,836 $ 28,821 $ 34,817 $ 43,380 $ 47,306 $ 54,123 $ 16,210 $ 30,540 Less: Non-recurring data processing expenses — — — — (2,275) — — — Adjusted Noninterest Expense 24,836 28,821 34,817 43,380 45,031 54,123 16,210 30,540 Net Interest Income 25,327 29,717 33,676 42,759 48,911 57,888 16,531 31,275 Add: Noninterest Income 10,171 11,442 14,929 20,473 15,149 16,124 5,927 10,019 Add: Non-recurring foregone interest and fees — — — — 2,370 — — — Adjusted Revenue $ 35,498 $ 41,159 $ 48,605 $ 63,232 $ 66,430 $ 74,012 $ 22,459 $ 41,294 Efficiency Ratio, as Adjusted 69.96% 70.02% 71.63% 68.60% 67.79% 73.13% 72.18% 73.96% 33

Diluted Earnings Per Share, as Adjusted Reconciliation “Diluted earnings per share, as adjusted” is a non-GAAP measure defined as net income, less bargain purchase gain (net of taxes), plus non-recurring foregone interest and fees, plus non- recurring data processing expenses, plus non-recurring deferred tax revaluation, less the tax impact of conversion-related items, divided by the diluted weighted average shares outstanding. Diluted Earnings per Share, as Adjusted Dollars in Thousands except per Share Items Year Ended December 31, Quarter Ended Year to Date 2013 2014 2015 2016 2017 2018 June 30, 2019 June 30, 2019 Net Income $ 6,857 $ 6,793 $ 7,492 $ 9,441 $ 7,109 $ 12,767 $ 4,023 $ 7,342 Less: Bargain Purchase Gain, net of taxes (1,076) — — — — — — — Add: Non-recurring foregone interest and fees — — — — 2370 — — — Add Non-recurring data processing expenses — — — — 2275 — — — Add: Non-recurring deferred tax revaluation — — — — 1386 — — — Less: Tax impact of conversion related items — — — — (1,847) — — — Net Income, as Adjusted 5,781 6,793 7,492 9,441 11,293 12,767 4,023 7,342 Add: Convertible debt interest expense 281 281 281 — — — — — Net Income, as Adjusted for Diluted EPS $ 6,062 $ 7,074 $ 7,773 $ 9,441 $ 11,293 $ 12,767 $ 4,023 $ 7,342 Diluted Weighted Average Shares Outstanding 9,336,596 10,279,548 10,488,036 11,289,044 11,428,000 12,462,138 13,914 13,888 Diluted Earnings per Share, as Adjusted $ 0.65 $ 0.69 $ 0.74 $ 0.84 $ 0.99 $ 1.02 $ 0.29 $ 0.53 34

Tangible Book Value Per Share Reconciliation “Tangible book value per share” is a non-GAAP measure defined as total stockholders’ equity, less intangible assets, divided by shares of common stock outstanding. Tangible Book Value per Share Dollars in Thousands except per Share Items Year Ended December 31, Quarter Ended Year to Date 2013 2014 2015 2016 2017 2018 June 30, 2019 June 30, 2019 Total Stockholders'Equity $ 42,421 $ 50,216 $ 59,657 $ 70,748 $ 80,119 $ 114,563 $ 123,118 $ 123,118 Less: Preferred Equity — — — — — — — — Less: Intangible Assets (72) (39) (17) — — — — — Tangible Common Equity $ 42,349 $ 50,177 $ 59,640 $ 70,748 $ 80,119 $ 114,563 $ 123,118 $ 123,118 Period End Shares Outstanding 9,342,860 9,562,820 10,225,780 11,144,696 11,537,196 13,672,479 13,718,665 13,718,665 Tangible Book Value per Share $ 4.53 $ 5.25 $ 5.83 $ 6.35 $ 6.94 $ 8.38 $ 8.97 $ 8.97 35